Anfield Tactical Fixed Income ETF

ATFI

A Series of Two Roads Shared Trust

Supplement dated July 14, 2020
to the Prospectus and Statement of Additional Information (SAI) each dated November 17, 2019

Effective immediately, the Fund’s Prospectus and SAI are amended as follows:

Name Change

The name of the Fund is changed to the “Anfield Dynamic Fixed Income ETF”. Accordingly, throughout the Prospectus and SAI: (i) all references to “Anfield Tactical Fixed Income ETF” are removed and replaced with “Anfield Dynamic Fixed Income ETF” and (ii) all references to “Tactical Fixed Income ETF” are removed and replaced with “Dynamic Fixed Income ETF”.

Ticker Symbol Change

The Fund’s ticker symbol is changed to ADFI.

Revised Investment Strategies

The following replaces the first two paragraphs of the section entitled “Principal Investment Strategies” beginning on page 7 of the Prospectus:

Principal Investment Strategies: The Fund is an actively managed exchange traded fund (“ETF”) that is a “fund of funds,” meaning that it primarily invests its assets in securities of other ETFs. The Fund normally invests at least 80% of its net assets, including any borrowings for investment purposes, in other unaffiliated ETFs (“Underlying Funds”) that invest in any facet of the global debt markets, including corporate bonds, U.S. government and agency securities, private debt, foreign sovereign bonds, convertible securities, bank loans, asset-backed securities, mortgage-backed securities, and cash equivalent instruments. The Fund is not managed relative to an index and has broad flexibility to allocate its assets across different types of securities and sectors of the fixed income markets. The Fund’s strategy seeks to outperform traditional core fixed income indices and styles over full market cycles by investing dynamically. It is expected that the Fund will typically hold 10-20 Underlying Funds to gain exposure to particular segments of the fixed income markets. These concentrated dynamic allocations are made with the goal of either capitalizing on positive opportunities or avoiding market declines. The Underlying Funds may invest heavily in foreign (non-U.S.) securities, and the Fund may have significant exposure through the Underlying Funds to issuers in emerging markets. The Fund may also invest in convertible securities. The Fund may also invest in various types of derivatives, including exchange listed and over the counter (“OTC”) futures, options, total return swaps, forwards and repurchase agreements. The Fund or the Underlying Funds may use derivatives as a substitute for making direct investments in underlying instruments, to reduce certain exposures or to “hedge” against market volatility and other risks.

Anfield Capital Management, LLC (the “Sub-Adviser”) selects potential investments based on its ongoing analysis of available opportunities. The Fund’s investment process includes bottom-up security research that incorporates a top-down economic framework. The Fund’s sector selection is driven by proprietary fundamental research. The broad economic outlook is determined in cyclical and secular forums that set the investment tone, with an orientation to capital preservation. The Fund’s price gains are balanced against a goal of preserving principle, with an emphasis on sectors with attractive fundamentals. The Fund’s sector diversity aims to spread risk across multiple industries and companies and will de-emphasize sectors when their fundamentals are poor, as measured by, among other factors, valuation, including price-to-earnings

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ratio, quality of earnings prospects, profit margins and earnings. The Sub-Adviser expects that the Fund will generally hold 10-20 positions, although total holdings are dependent on market conditions, the Sub-Adviser’s market views, and other factors. The Fund will sell a portfolio holding when it believes a sector has reached a target price or stop loss price, an investment thesis plays out, events fail to confirm the investment thesis, fundamentals deteriorate and cause a change to the risk-reward profile, or management identifies more attractive risk-adjusted return opportunities elsewhere.

The following replaces the section entitled “Anfield Tactical Fixed Income ETF” on page 15 of the Prospectus:

Anfield Dynamic Fixed Income ETF

Investment Objective: The Dynamic Fixed Income ETF seeks to provide total return with capital preservation as a secondary objective. The Fund’s investment objective and policy to invest 80% of its net assets, including any borrowings for investment purposes, in fixed income instruments can be changed without shareholder approval, and may be changed by the Fund’s Board of Trustees upon 60 days, prior written notice to shareholders.

Principal Investment Strategies: The Fund is an actively managed exchange traded fund (“ETF”) that is a “fund of funds,” meaning that it primarily invests its assets in securities of other ETFs. The Fund normally invests at least 80% of its net assets, including any borrowings for investment purposes, in other unaffiliated ETFs (“Underlying Funds”) that invest in any facet of the global debt markets, including corporate bonds, U.S. government and agency securities, private debt, foreign sovereign bonds, convertible securities, bank loans, asset-backed securities, mortgage-backed securities, and cash equivalent instruments. The Fund may, to a lesser extent, invest in master-limited partners (“MLPs”) (tied to energy-related commodities). The Fund is not managed relative to an index and has broad flexibility to allocate its assets across different types of securities and sectors of the fixed income markets. The Fund’s strategy seeks to outperform traditional core fixed income indices and styles over full market cycles by investing dynamically. It is expected that the Fund will typically hold 10-20 Underlying Funds to gain exposure to particular segments of the fixed income markets. These concentrated dynamic allocations are made with the goal of either capitalizing on positive opportunities or avoiding market declines. The Underlying Funds may invest heavily in foreign (non-U.S.) securities, and the Fund may have significant exposure through the Underlying Funds to issuers in emerging markets. The Fund may also invest in convertible and preferred securities. The Fund may also invest in various types of derivatives, including exchange listed and over the counter (“OTC”) futures, options, credit default swaps, total return swaps, forwards and repurchase agreements. The Fund or the Underlying Funds may use derivatives as a substitute for making direct investments in underlying instruments, to reduce certain exposures or to “hedge” against market volatility and other risks.

The Fund and the Underlying Funds may invest in fixed income instruments with fixed or adjustable (floating) rates. The Fund does not seek to maintain any particular weighted average maturity or duration, and may invest directly in or in Underlying Funds that hold fixed income instruments of any maturity or duration. The Fund and the Underlying Funds may invest in both investment grade and below investment grade (often referred to as “high yield” or “junk” bonds) securities, subject to a maximum of up to 50% of the Fund’s assets in below investment grade securities. The Fund will typically invest, through its investments in the Underlying Funds, a substantial portion of the Fund’s investments in securities of issuers with a range of credit ratings that have stable or improving fundamentals. Securities of these issuers include secured bank loans and below investment grade bonds.

Anfield Capital Management, LLC (the “Sub-Adviser”) selects potential investments based on its ongoing analysis of available opportunities. The Fund’s investment process includes bottom-up security research that incorporates a top-down economic framework. The Fund’s sector selection is driven by proprietary fundamental research. The broad economic outlook is determined in cyclical and secular forums that set the investment tone, with an orientation to capital preservation. The Fund’s price gains are balanced against a goal of preserving principle, with an emphasis on sectors with attractive fundamentals. The Fund’s sector diversity aims to spread risk across multiple industries and companies and will de-emphasize sectors when their fundamentals are poor. The Sub-Adviser expects that the Fund will generally hold 10-20 positions, although total holdings are dependent on market conditions, the Sub-Adviser’s market views, and other

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factors. The Fund will sell a portfolio holding when it believes a sector has reached a target price or stop loss price, an investment thesis plays out, events fail to confirm the investment thesis, fundamentals deteriorate and cause a change to the risk-reward profile, or management identifies more attractive risk-adjusted return opportunities elsewhere.

Although the Fund normally does not engage in any direct borrowing, leverage is inherent in the derivatives it trades. While Federal law limits bank borrowings to one-third of a fund’s assets (which includes the borrowed amount), the use of derivatives is not limited the same manner. Federal law generally requires the Fund to segregate or “earmark” liquid assets or otherwise cover the market exposure of its derivatives. Leverage magnifies exposure to the swings in prices of the reference asset underlying a derivative and results in increased volatility, which means the Fund will generally have the potential for greater gains, as well as the potential for greater losses, than a fund that does not use derivatives. The Fund’s investments that are denominated in foreign (non-U.S.) currencies may be hedged or un-hedged on an opportunistic basis.

The Fund may engage in active and frequent trading and is expected to have an annual portfolio turnover of over 100%. For the purpose of achieving income, the Fund may engage in securities lending.

Revised & Additional Investment Risks

The “Management Risk” section on page 8 of the Prospectus is replaced with the following:

•	Management Risk. The Fund’s investment strategies may not result in an increase of the value of your investment in the Fund or in overall performance equal to other similar investment vehicles having similar investment strategies to those of the Fund. The Sub-Adviser determines the intrinsic value of the securities the Fund holds and its assessment may be incorrect, which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses or models could affect the ability of the portfolio managers to implement strategies. In addition, the Fund’s dynamic strategy may be unsuccessful and may cause the Fund to miss attractive investment opportunities while in a defensive position.

The following risk is added under the “Principal Investment Risks” section that begins on page 8 of the Prospectus:

•	Focus Risk. To the extent the Fund invests in a smaller number of holdings, the Fund may be more adversely impacted by changes in the price of individual holdings than funds with a greater number of holdings.

The following risk is added on page 20 of the Prospectus (after the Fluctuation of Net Asset Value Risk):

•	Focus Risk. (principal risk for Dynamic Fixed Income ETF only) To the extent the Fund invests in a smaller number of holdings, the Fund may be more adversely impacted by changes in the price of individual holdings than funds with a greater number of holdings.

 Change in Portfolio Management Team

All references to Shailesh Gupta in the Prospectus and SAI are stricken in their entirety.

There is no change to the Fund’s investment objective, which is to provide total return with capital preservation as a secondary objective. These changes are effective with the filing of this Supplement.

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This Supplement should be read in conjunction with the Fund’s Prospectus and SAI. This Supplement, and the Prospectus and SAI, each dated November 17, 2019, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the Securities and Exchange Commission and are incorporated by reference. These can be obtained without charge by calling 1-866-866-4848.